                                                                   Exhibits 24.1

                              POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Harry Boon and Robert J. Wilczek and each of them, either of whom may act without the joinder of the other, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, pre-effective amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Ansell Healthcare Incorporated.




Signature                Title                             Date
---------                -----                             ----

/s/ HARRY BOON           Chief Executive Officer           December 16, 1999
--------------           and Director


                            POWER OF ATTORNEY


     The person whose signature appears below hereby appoints HARRY BOON and ROBERT J WILCZEK and each of them, either of whom may act without the joinder of the other, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, pre-effective amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Ansell Healthcare Incorporated.



Signature                       Title                         Date
---------                       -----                         ----

/s/ RODNEY L. CHADWICK          Director                      19/11/1999
-----------------------         Ansell Healthcare Inc         (November 19, 1999)
Rodney Leonard Chadwick


                               POWER OF ATTORNEY

    The person whose signature appears below hereby appoints HARRY BOON and ROBERT J WILCZEK and each of them, either of whom may act without the joinder of the other, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, pre-effective amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Ansell Healthcare Incorporated.


Signature                       Title                         Date
---------                       -----                         ----

/s/ JOHN A. EADY                Director                      19/11/1999
----------------                Ansell Healthcare Inc         (November 19, 1999)
John Alan Eady


                                   POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Harry Boon and Robert J. Wilczek and each of them, either of whom may act without the joinder of the other, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, pre-effective amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Ansell Holdings Inc.



Signature                      Title                         Date
---------                      -----                         ----

/s/ JEFFREY COX                Principal Financial           December 16, 1999
---------------                Officer and Director


                               POWER OF ATTORNEY

     The person whose signature appears below hereby appoints HARRY BOON and ROBERT J WILCZEK and each of them, either of whom may act without the joinder of the other, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, pre-effective amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Ansell Healthcare Incorporated.



Signature                     Title                         Date
---------                     -----                         ----

/s/ PHILIP R. GAY             Director                      18/11/1999
-----------------             Ansell Healthcare Inc         (November 18, 1999)
Philip Roy Gay
